UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             December 10, 2001
                                                           ---------------------


                              MATLACK SYSTEMS, INC.
                   (Debtor-In-Possession as of March 29, 2001)
             (Exact name of registrant as specified in its charter)

           Delaware                          1-10105           51-0310173
--------------------------------------------------------------------------------
(State or Other Jurisdiction of           (Commission      (I.R.S. Employer
Incorporation or Organization)             File Number)   Identification Number)

 One Rollins Plaza, Wilmington, Delaware                         19803
--------------------------------------------------------------------------------
 (Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:               (302) 426-2700
                                                               -----------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

     On December 10, 2001, Matlack Systems, Inc., a Delaware corporation (the "Company"), issued a press release announcing that the Company had ordered its transfer agent to cease processing transfers of the Company's Common Stock, $1 par value, effective as of December 21, 2001. The press release has been filed as Exhibit 99(g) to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.

     (c) Exhibits:

          99(g) Press Release dated December 10, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        MATLACK SYSTEMS, INC.


Dated:   December 10, 2001              By: /s/ Patrick J. Bagley
                                            ------------------------------------
                                            Patrick J. Bagley
                                            Vice President-Finance & Treasurer

                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

    99(g)              Press Release dated December 10, 2001.

                                                                   Exhibit 99(g)

                                 [Matlack Logo]
                              Matlack Systems, Inc.
       One Rollins Plaza, P.O. Box 8790, Wilmington, DE 19899 302/426-2700



For Immediate Release                For further information, call:
                                     Patrick J. Bagley, Vice President-Finance
Wilmington, DE, December 10, 2001    and Treasurer (302) 426-2930



                  Matlack Systems, Inc. Ceases Stock Transfers

Matlack Systems, Inc. ("Matlack") (OTCBB- Symbol MLKI) announced today that, in connection with the liquidation of the Company, it has instructed its transfer agent, Registrar & Transfer Company, to close the stock book and cease any further transfers of stock after December 21, 2001. As previously announced, the net proceeds received from asset sales were not sufficient to permit any distribution to stockholders.



                                      * * *



This release contains or may contain forward-looking statements based on management's beliefs and assumptions. Such statements are subject to various risks and uncertainties, which could cause results to vary materially. Please refer to the Company's SEC filings for a discussion of such factors.





Matlack  Systems,  Inc.  was  a  bulk  transportation   company  that  has  been
liquidated.